Fees Summary	Aug. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,128,552.91
Previously Paid Amount	0.00
Total Fee Amount	172.85
Total Offset Amount	0.00
Net Fee	$ 172.85